SETTLEMENT AGREEMENT
               This Settlement Agreement (the "Agreement") is entered into as of December 23, 2003, by and among (i) Farmer Bros. Co., a California corporation ("Farmer Bros."), (ii) Roy F. Farmer ("Roy II"), Roy E. Farmer ("Roy III"), Carol Lynn Farmer-Waite ("Carol"), Jeanne Ann Farmer-Grossman ("Jeanne"), Richard F. Farmer ("Richard") (Roy II, Roy III, Carol, Jeanne, and Richard are sometimes referred to collectively as the "Farmers"), and
(iii) Catherine Crowe ("Catherine"), Janis Crowe ("Janis") and Steven D. Crowe ("Steve") (Catherine, Janis and Steve are sometimes referred to collectively as the "Crowes") (Farmer Bros., the Farmers and the Crowes are sometimes referred to collectively as the "Parties" or individually as a "Party").
               On or about April 22, 2003, Steve filed a Petition to Remove and Surcharge Roy F. Farmer, as trustee of Trust B of the Children's Trust, under Probate Code Sections 17200 and 15642, in the matter of the Roy E. Farmer I Children's Trust, created pursuant to court decree under the terms of the Children's Trust Agreement, dated October 24, 1957 (the "Children's Trust"), L.A.S.C. Case No. BP 079060 ("Children's Trust Removal Petition");
               On or about April 22, 2003, Steve filed a Petition to Remove and Surcharge Roy F. Farmer, under Probate Code Sections 17200 and 15642, in the matter of the Elizabeth H. Farmer Trust f/b/o Steven D. Crowe, under declaration of trust dated December 21, 1964 (the "Steve 1964 Trust"), L.A.S.C. Case No. BP 079061 (the "1964 Removal Petition");
               On or about April 22, 2003, Steve filed a Petition to Remove and Surcharge Roy F. Farmer, under Probate Code Sections 17200 and 15642, in the matter of the Elizabeth H. Farmer Trust f/b/o Steven D. Crowe, under declaration of trust dated August 4, 1969 (the "Steve 1969 Trust"), L.A.S.C. Case No. BP 079058 (the "1969 Removal Petition");
               On or about April 22, 2003, Steve filed a Petition to Remove and Surcharge Roy F. Farmer, under Probate Code Sections 17200 and 15642, in the matter of the Elizabeth H. Farmer Trust f/b/o Steven D. Crowe, under declaration of trust dated May 3, 1972 (the "Steve 1972 Trust"), L.A.S.C. Case No. BP 079059 (the "1972 Removal Petition") (the Children's Trust Removal Petition, the 1964 Removal Petition, the 1969 Removal Petition, and the 1972 Removal Petition are sometimes referred to collectively as the "Removal Petitions");
               On or about June 26, 2003, Roy II filed Response and Objections to Petition to Remove and Surcharge Roy F. Farmer as to each of the Removal Petitions (sometimes referred to collectively as the "Removal Objections");
               On or about October 6, 2003, Catherine filed a Joinder as to each of the Removal Petitions;
               On or about November 14, 2003, Janis filed a Joinder as to each of the Removal Petitions;
               On or about November 14, 2003, Steve filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Children's Trust, in L.A.S.C. Case No. BP 079060 ("Steve/Children's TAL Petition");
               On or about November 14, 2003, Steve filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Steve 1964 Trust, in L.A.S.C. Case No. BP 079061 (the "Steve/1964 TAL Petition");
               On or about November 14, 2003, Steve filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Steve 1969 Trust, in L.A.S.C. Case No. BP 079058 (the "Steve/1969 TAL Petition");
               On or about November 14, 2003, Steve filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Steve 1972 Trust, in L.A.S.C. Case No. BP 079059 (the "Steve/1972 TAL Petition");
               On or about November 14, 2003, Steve filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Steven D. Crowe, under declaration of trust dated March 22, 1995, in L.A.S.C. Case No. BP 082583 (the "Steve/1995 TAL Petition");
               On or about November 14, 2003, Janis filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Children's Trust, in L.A.S.C. Case No. BP 082590 (the "Janis/Children's TAL Petition");
               On or about November 14, 2003, Janis filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Janis Crowe, under declaration of trust dated December 21, 1964 (the "Janis 1964 Trust"), L.A.S.C. Case No. BP 082589 (the "Janis/1964 TAL Petition");
               On or about November 14, 2003, Janis filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Janis Crowe, under declaration of trust dated August 14, 1969 (the "Janis 1969 Trust"), L.A.S.C. Case No. BP 082591 (the "Janis/1969 TAL Petition");
               On or about November 14, 2003, Janis filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Janis Crowe, under declaration of trust dated May 3, 1972 (the "Janis 1972 Trust"), L.A.S.C. Case No. BP 082587 (the "Janis/1972 TAL Petition");
               On or about November 14, 2003, Catherine filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Catherine Crowe, under declaration of trust dated August 4, 1969 (the "Catherine 1969 Trust"), L.A.S.C. Case No. BP 082586 (the "Catherine/1969 TAL Petition"); and
               On or about November 14, 2003, Catherine filed a Petition for Appointment of Trustee Ad Litem under Probate Code Sections 17200, 17206, in the matter of the Elizabeth H. Farmer Trust f/b/o Catherine Crowe, under declaration of trust dated May 3, 1972 (the "Catherine 1972 Trust"), L.A.S.C. Case No. BP 082588 (the "Catherine/1972 TAL Petition") (Trust B of the Children's Trust, the Steve 1964 Trust, Steve 1969 Trust, Steve 1972 Trust, Steve 1995 Trust, Janis 1964 Trust, Janis 1969 Trust, Janis 1972 Trust, Catherine 1969 Trust and Catherine 1972 Trust are sometimes referred to collectively as the "Crowe Trusts") (the Steve/Children's TAL Petition, Steve/1964 TAL Petition, Steve/1969 TAL Petition, Steve/1972 TAL Petition, Steve/1995 TAL Petition, Janis/Children's TAL Petition, Janis/1964 TAL Petition, Janis/1969 TAL Petition, Janis/1972 TAL Petition, Catherine/1969 TAL Petition and Catherine/1972 TAL Petition are sometimes referred to collectively as the "TAL Petitions").
               Now, in consideration of the foregoing, the respective covenants and agreements herein contained, and in consideration of other good and valuable consideration, each to the other, the sufficiency and receipt of which is hereby acknowledged, the Parties to this Agreement hereby agree as follows:

ARTICLE I  -- TERMS
        1.1 Entry of Stipulated Orders. Contemporaneous with the execution of this Agreement, the Parties shall cause their attorneys to execute stipulations mutually agreeable to the Parties approving the settlement and dismissal with prejudice of the Removal Petitions and the TAL Petitions in each of the above referenced trust proceedings (the "Stipulated Orders").
The Stipulated Orders may be entered immediately by the court on December 24, 2003, or as soon thereafter as the court is prepared to enter the Stipulated Orders. In the event the court requires changes to the Stipulated Orders, the Parties shall cooperate in good faith to modify the Stipulated Orders in accordance therewith. The entry of each of the Stipulated Orders by the court shall be a condition precedent to any further obligation under this Agreement. In the event each of the Stipulated Orders is not entered by the Court by January 15, 2004, this Agreement shall be null and void and the Parties shall have no further obligations to each other hereunder.
        1.2 Closing Documents. Immediately following entry of the Stipulated Orders, the Parties shall deliver and exchange (a) the Stock Purchase Agreement, in the form attached hereto as Exhibit A ("Stock Purchase Agreement"), fully executed by Farmer Bros., Roy II and Catherine; and (c) mutual general releases, in the form attached hereto as Exhibit B (the
"Mutual General Releases"), fully executed by Farmer Bros., the Farmers and the Crowes. The Stipulated Orders, Stock Purchase Agreement and Mutual
General Releases are sometimes referred to collectively as the "Closing Documents"). The Closing Documents are hereby incorporated by this reference as though fully set forth herein. Notwithstanding anything to the contrary contained herein, the delivery of the fully executed Closing Documents is a condition precedent to all other terms and conditions of this Agreement, and the Closing Documents shall become effective upon confirmation that the Purchase Price (as that term is defined in the Stock Purchase Agreement) has been transferred in accordance with section 1.11 and confirmation of delivery of wire instructions to Bank of America in accordance with section 1.10 below.
        1.3 Resignation as Trustee. Roy II hereby resigns as trustee of the Crowe Trusts, and of Trust A of the Children's Trust (such that Roy II has resigned as trustee of Trust A and Trust B of the Children's Trust).
        1.4 Revocation of Designations of Successor Trustee. Roy II hereby revokes, rescinds, and cancels any and all instruments designating or purporting to designate a successor trustee or successor trustees of the Crowe Trusts.
        1.5 Revocation of Exercise of Power of Appointment. Roy II hereby revokes, rescinds, and cancels any and all instruments exercising or purporting to exercise any powers of appointment over the Crowe Trusts.
        1.6 Agreement to Not Exercise Powers of Appointment. Roy II hereby agrees to not exercise any powers of appointment over the Crowe Trusts at his death or during his lifetime.
        1.7 Waiver of Rights and Powers re: Successor and Corporate Trustees. Farmer Bros. hereby waives any and all rights and powers to appoint or designate a successor trustee and/or corporate trustee of Trust B of the Children's Trust. Farmer Bros. further waives any and all rights to discharge a successor trustee and/or corporate trustee of Trust B of the Children's Trust.
        1.8 Designation and Appointment of Successor Trustees to Crowe
Trusts. It is hereby agreed that the successor trustees of the Crowe Trusts shall be as follows: (a) City National Bank, Steve and Janis for Trust B of the Children's Trust; (b) City National Bank and Steve for the Steve 1964 Trust; (c) City National Bank and Steve for the Steve 1969 Trust; (d) City National Bank and Steve for the Steve 1972 Trust; (e) City National Bank and Steve for the Steve 1995 Trust; (f) City National Bank and Janis for the
Janis 1964 Trust; (g) City National Bank and Janis for the Janis 1969 Trust;
(h) City National Bank and Janis for the Janis 1972 Trust; (i) City National Bank and Catherine for the Catherine 1969 Trust; and (j) City National Bank and Catherine for the Catherine 1972 Trust. The successor trustees shall serve without bond. All principal assets of the Crowe Trusts shall remain under the control of City National Bank, or any successor institutional trustee, and no such assets shall be managed or controlled by any individual trustee without filing a bond equal in amount to the value of such assets.
        1.9 Designation and Appointment of Successor Trustee to Trust A of Children's Trust. It is hereby agreed that the successor trustee of Trust A of the Children's Trust shall be Roy III. Roy III shall serve without bond so long as Trust A consists principally of shares of common stock of Farmer Bros., which are not to be sold, and shall not be sold, without further order of the Court.
        1.10 Accumulated Income. Roy II hereby represents and warrants that the following amounts of accumulated and undistributed income remained in the Crowe Trusts as of December 23, 2003: (a) Trust B of the Children's Trust:
$0; (b) the Steve 1964 Trust: $0; (c) the Steve 1969 Trust: $40,075.02; (d)
the Steve 1972 Trust: $2,054.88; (e) the Steve 1995 Trust: $0; (f) the Janis 1964 Trust: $0; (g) the Janis 1969 Trust: $338,689.78; (h) the Janis 1972
Trust: $49,694.63; (i) the Catherine 1969 Trust: $379,878.05; and (j) the
Catherine 1972 Trust: $111,286.09. Immediately upon entry of the Stipulated Orders, Roy II shall instruct Bank of America to transfer to City National Bank, as a successor cotrustee of the Crowe Trusts, all assets including accumulated income in the Crowe Trusts by wire transfer or bank transfer.
        1.11 Allocation of Sale Proceeds. Pursuant to the Stock Purchase Agreement, Farmer Bros. shall purchase 100 percent of the common stock of the company owned by Catherine Crowe and Roy II as trustee of the Crowe Trusts.
The beneficiaries of the Crowe Trusts have insisted that Roy II, as trustee, demand a greater allocation of the proceeds to the Crowe Trusts, than to Catherine, as a condition of entering into this Agreement. Based thereon, Roy II and Catherine have agreed to allocate $259.73 in consideration for each share held in the Crowe Trusts, and $238.50 in consideration for each share owned by Catherine Crowe. Immediately upon entry of the Stipulated Orders, Farmer Bros. shall instruct City National Bank to transfer the
Purchase Price (as that term is defined in the Stock Purchase Agreement) by wire transfer or bank transfer as follows: $48,518,055 shall be distributed to Catherine Crowe, and $62,442,987.95 shall be distributed to the Crowe
Trusts as follows:
               (a) $38,015,381.45 to Trust B of the Children's Trust;
               (b) $8,356,812.75 to the Steve 1964 Trust;
               (c) $1,947,975 to the Steve 1969 Trust;
               (d) $623,352 to the Steve 1995 Trust;
               (e) $8,356,812.75 to the Janis 1964 Trust;
               (f) $1,947,975 to the Janis 1969 Trust;
               (g) $623,352 to the Janis 1972 Trust;
               (h) $1,947,975 to the Catherine 1969 Trust; and
               (i) $623,352 to the Catherine 1972 Trust.
        1.12 Disclaimer of Contingent Remaindermen of Children's Trust. Roy III, Carol, Jeanne and Richard do hereby renounce and disclaim, on behalf of themselves and their respective successors, assignees, heirs, legatees, devisees, executors, trustees, administrators and legal representatives, any right or interest they may have as contingent remainder beneficiaries of Trust B of the Children's Trust. Likewise, Steve and Janis, on behalf of themselves and their respective successors, assignees, heirs, legatees, devisees, executors, trustees, administrators and legal representatives, do hereby renounce and disclaim any right or interest they may have as contingent remainder beneficiaries of Trust A of the Children's Trust.
        1.13 Modification of Children's Trust. The Farmers, the Crowes and Farmer Bros., on behalf of themselves and their respective successors, assignees, heirs, legatees, devisees, executors, trustees, administrators and legal representatives, hereby consent to a modification of the Children's
Trust Agreement, dated October 24, 1957, to reflect the designation of City National Bank, Steve and Janis as successor trustees of Trust B of the Children's Trust and the elimination of the right and power of the board of directors of Farmer Bros. to discharge and/or designate successor and/or corporate trustees of Trust B of the Children's Trust. The Farmers, the Crowes and Farmer Bros., on behalf of themselves and their respective successors, assignees, heirs, legatees, devisees, executors, trustees, administrators and legal representatives, further agree that they shall use reasonable and diligent efforts to cooperate with any subsequent proceedings commenced in Superior Court of the State of California, County of Los
Angeles, for the purpose of achieving such a modification.
        1.14 Modification of Other Crowe Trusts. The Parties, on behalf of themselves and their respective successors, assignees, heirs, legatees, devisees, executors, trustees, administrators and legal representatives, hereby consent to a modification of the following trusts: (a) the Steve 1964 Trust;
(b) the Steve 1969 Trust; (c) the Steve 1972 Trust; (d) the Steve 1995 Trust;
(e) the Janis 1964 Trust; (f) the Janis 1969 Trust; (g) the Janis 1972 Trust;
(h) the Catherine 1969 Trust; and (i) the Catherine 1972 Trust to reflect the designation of successor trustees consistent with the terms of this Agreement and the exercise of powers of appointment solely in favor of the Crowes. The Parties further agree that they shall use reasonable and diligent efforts to cooperate with any subsequent proceedings commenced in Superior Court of the State of California, County of Los Angeles, for the purpose of achieving such a modification.
       1.15 Authorization. Roy III hereby represents and warrants that he has been duly authorized by the board of directors of Farmer Bros. to execute and deliver this Agreement on behalf of Farmer Bros. and the board of directors of Farmer Bros. Roy III further represents and warrants that no other corporate action on the part of Farmer Bros. is necessary to authorize the execution and delivery by Farmer Bros. of this Agreement.

ARTICLE II - MISCELLANEOUS
        2.1 Further Assurances. Each Party hereto shall use reasonable and diligent efforts to proceed promptly with the transactions contemplated herein, to fulfill the conditions precedent, and to execute such other and further documents and perform such other and further acts as may reasonably be required or appropriate to effectuate the provisions of this Agreement.
        2.2 Entire Agreement. This Agreement constitutes and is intended to constitute the entire agreement of the Parties concerning the subject matter hereof. No covenants, agreements, representations or warranties of any kind whatsoever have been made by any Party hereto, except as specifically set forth herein. All prior or contemporaneous discussions or negotiations with respect to the subject matter hereof are superseded by this Agreement.
        2.3 Successor and Assigns. This Agreement in its entirety shall be binding and inure to the benefit of the parties, their respective heirs, successors, and assigns.
        2.4 Construction. The Parties hereby acknowledge that each of them has been represented by independent counsel of their own selection throughout all negotiations preceding the execution of this Agreement, and that they have executed the same upon the advice of such counsel. The Parties and their respective counsel cooperated in the drafting and preparation of this Agreement such that it shall be deemed to be their joint work product and may not be construed against any of the Parties by reason of its preparation.
        2.5 Severability. If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable, in whole or in part, the remaining provisions, and any partially invalid or unenforceable provisions, to the extent valid and enforceable, shall nevertheless be binding and valid and enforceable.
        2.6 Modification and Amendment. This Agreement may not be modified or amended orally and no modification, termination or waiver shall be valid unless in writing and signed by all of the Parties.
        2.7 Choice of Law/Venue. The terms and provisions of this Agreement shall be construed according to and governed by the laws of the State of California. Any action arising from, or relating to, the terms or provisions of this Agreement shall be instituted in the Superior Court of the State of California for the County of Los Angeles.
        2.8 No Admission. The Parties understand, acknowledge and agree that any claims any Party may have against any other Party are disputed and that all Parties are entering into this Agreement for the purpose of settling such disputes by compromise in order to avoid litigation and to buy peace.
Neither the execution nor delivery of this Agreement by any Party, nor the execution and delivery of the stipulation for an order dismissing the Petition, nor the order dismissing the Petition, nor the payment of any consideration or performance of any obligation hereunder is an admission as to the merits of any of the claims the Parties may have against one another, or that the Parties have against any other persons or entities.
        2.9
Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
        2.10 Facsimile Transmissions. Facsimile transmissions of signatures shall be deemed to constitute original signatures.


FARMER BROS. CO.

/s/ Roy E. Farmer
_____________________________

By:	Roy E. Farmer
	Chief Executive Officer


/s/ Roy F. Farmer

_____________________________
Roy F. Farmer




(SIGNATURES CONTINUED ON NEXT PAGE)

/s/ Roy E. Farmer

_____________________________
Roy E. Farmer


/s/ Carol Lynn Farmer-Waite

_____________________________
Carol Lynn Farmer-Waite


/s/ Jeanne Ann Farmer-Grossman
_____________________________
Jeanne Ann Farmer-Grossman


/s/ Richard F. Farmer

_____________________________
Richard F. Farmer







(SIGNATURES CONTINUED ON NEXT PAGE)

/s/ Catherine Crowe
___________________________
Catherine Crowe


/s/ Janis Crowe

___________________________


/s/ Steven D. Crowe

___________________________
Steven D. Crowe











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